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                                                                Exhibit 23.1


                          [Letterhead of RBG & Co]



                       INDEPENDENT AUDITORS' CONSENT

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated February 8, 2002, relating to the consolidated financial statements of Siboney Corporation appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.


                                       /s/ Rubin, Brown, Gornstein & Co. LLP
                                       RUBIN, BROWN, GORNSTEIN & CO. LLP

St. Louis, Missouri
September 19, 2002